               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                  Date of report: April 19, 1995



                        USAir Group, Inc.
                (Commission file number: 1-8444)

                               and

                           USAir, Inc.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)



        Delaware                       USAir Group, Inc. 54-1194634
(State of Incorporation                USAir, Inc.       53-0218143
  of both registrants)        (I.R.S. Employer Identification Nos.)



                        USAir Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-5306
                 (Registrant's telephone number)



                           USAir, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-7000
                 (Registrant's telephone number)

Item 5.   Other Events

     On April 19, 1995, USAir Group, Inc. (the "Company") and
USAir, Inc. ("USAir") disseminated a press release disclosing results of operations for both companies for the three months ended March 31, 1995.

     During an April 19, 1995 conference call with industry analysts following the public release of the Company's first quarter 1995 results, USAir Group Chairman and CEO, Seth Schofield, confirmed earlier public statements by Company representatives that the Company expects to end 1995 with unrestricted cash in excess of $400 million barring unforeseen circumstances. Mr. Schofield added that the Company currently has on hand in excess of $400 million in unrestricted cash plus approximately $58 million of cash proceeds from the sale of aircraft and other assets. The Company intends to use the asset sale proceeds to pay down debt beginning later this month.

     Mr. Schofield also told the analysts that the Company's decision to publicly release summary financial results for each of the first three months of 1995 is not meant to suggest that monthly financial results will be made public in the future but rather was in response to public concerns growing out of the Company's independent auditor's letter that accompanied the Company's Form 10-K for 1994.

     Mr. Schofield declined to make any forecasts of financial results for the remainder of 1995 but did say that the second quarter is USAir's strongest quarter of the year, and that he expects favorable results for USAir during that quarter.

     Finally, in response to an analyst's question, Mr. Schofield said that USAir intends to expand its Business Select premium service beyond the 30 aircraft currently configured for that service, and that he expects that USAir will see a meaningful financial improvement as a result of the Business Select expansion.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                    Description
- -----------                    -----------

    99 Press release dated April 19, 1995 of USAir Group, Inc. and USAir, Inc., with consolidated statements of operations for each company.

                            SIGNATURES



     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly autho-rized.

                               USAir Group, Inc.



Date: April 19, 1995      By: /s/ Ann Greer-Rector
                              ---------------------------------
                              Ann Greer-Rector
                              Vice President and Controller
                              (Principal Accounting Officer)


                              USAir, Inc.



Date: April 19, 1995      By: /s/ Ann Greer-Rector
                              ---------------------------------
                              Ann Greer-Rector
                              Vice President and Controller
                              (Principal Accounting Officer)

                           Exhibit 99


           USAIR GROUP RESULTS IMPROVE BY $100 MILLION


     ARLINGTON, Va., April 19, 1995 -- USAir Group reported an operating loss of $42 million and a pre-tax net loss of $96.9 million on revenues of $1.76 billion for the first quarter of 1995.
     This compares to a first quarter 1994 operating loss of $140 million and a pre-tax loss of $196.7 million on revenues of $1.69 billion -- an improvement of $100 million on a year over year basis.
     March results, which traditionally begin the airline's strongest season, resulted in an operating profit of $59.3 million and a net profit of $42.2 million, compared to a net loss of $5.1 million in March of 1994.
     USAir Group's financial performance in the first three months of 1995 as compared to 1994 underscores the changing financial picture.
     Not only are month-to-month comparisons more favorable but the trend also is more pronounced. In 1994, for example, January's $102 million loss had improved to a $5 million loss by March. In 1995, January's $96 million loss had turned to a $42 million profit by March. (See attached Tables.)
     On a per share basis, the $1.91 loss for the first three months of 1995 improves upon the $3.64 per share loss for the first quarter of 1994.
     "Even accounting for significantly better winter weather in the first quarter compared to last year, traffic trends for 1995 are on an upward curve and our financial results reflect this strength. Passenger revenues for March were the highest in the history of the company," said USAir Chairman and CEO Seth E. Schofield.
     "And looking ahead, our advance bookings through the summer are encouraging. Clearly, USAir's business is improving along with the industry as capacity and demand come into balance."
     Schofield noted that USAir ended the first quarter with cash in excess of $400 million and barring unforeseen circumstances expects to end the year with at least that amount.
     "Everyone in this company has been intensely focused on the dual goals of cutting costs and improving service, and the results from the first quarter show that these efforts are taking hold.
The cost reduction and revenue enhancement efforts are continuing. We are making progress toward the $1 billion solution to make USAir a cost competitive airline," Schofield said.
     On the operational side, USAir carried 5.7 percent more passengers than in the first quarter of 1994, flew 8.2 percent more revenue passenger miles and registered a 2.3 percent increase in the average length of journey flown.

                                                    PRESS RELEASE
                        USAir Group, Inc.
                    Statements of Operations
                  Quarter Ended March 31, 1995
                           (unaudited)
                      (dollars in millions)

                             1st Qtr.   1st Qtr.       Change
                               1995       1994     Better (Worse)
                             --------   --------   --------------
Revenue                      $1,763.3   $1,685.9   $77.4    4.6 %
Expense                       1,805.3    1,825.9    20.6    1.1 %
                              -------    -------
Operating Income (Loss)      $  (42.0)  $ (140.0)   98.0   70.0 %
                              =======    =======
Pre-Tax Income (Loss)        $  (96.9)  $ (196.7)  $99.8   50.7 %
                              =======    =======

                               March      March        Change
                               1995       1994     Better (Worse)
                             --------   --------   --------------
Revenue                      $  679.4   $  646.1   $33.3    5.2 %
Expense                         620.1      633.2    13.1    2.1 %
                              -------    -------
Operating Income (Loss)      $   59.3   $   12.9    46.4     --
                              =======    =======
Pre-Tax Income (Loss)        $   42.2   $   (5.1)  $47.3     --
                              =======    =======

                             February   February       Change
                               1995       1994     Better (Worse)
                             --------   --------   --------------
Revenue                      $  554.6   $  518.9   $35.7    6.9 %
Expense                         576.7      589.4    12.7    2.2 %
                              -------    -------
Operating Income (Loss)      $  (22.1)  $  (70.5)   48.4   68.7 %
                              =======    =======
Pre-Tax Income (Loss)        $  (42.6)  $  (89.2)  $46.6   52.2 %
                              =======    =======

                              January    January      Change
                               1995       1994     Better (Worse)
                             --------   --------   --------------
Revenue                      $  529.4   $  520.8   $ 8.6    1.7 %
Expense                         608.6      603.2    (5.4)  (0.9)%
                              -------    -------
Operating Income (Loss)      $  (79.2)  $  (82.4)    3.2    3.9 %
                              =======    =======
Pre-Tax Income (Loss)        $  (96.4)  $ (102.3)  $ 5.9    5.8 %
                              =======    =======

Note:  Numbers may not add due to rounding.

                                                    PRESS RELEASE
                        USAir Group, Inc.
              Consolidated Statements of Operations

                           (unaudited)
             (in thousands, except per share amounts)
                                   Three Months Ended March 31,
                                 --------------------------------
                                                             %
                                    1995         1994      Change
                                    ----         ----      ------
Operating Revenues
  Passenger Transportation       $1,586,384   $1,528,063     3.8
  Cargo and Freight                  40,871       41,992    (2.7)
  Other                             136,083      115,846    17.5
                                  ---------    ---------
    Total Operating Revenues      1,763,338    1,685,901     4.6

Operating Expenses
  Personnel Costs                   723,998      722,962     0.1
  Aviation Fuel                     162,217      162,472    (0.2)
  Commissions                       142,672      141,099     1.1
  Other Rent and Landing Fees       105,677      112,162    (5.8)
  Aircraft Rent                     109,701      114,036    (3.8)
  Aircraft Maintenance               87,661      105,518   (16.9)
  Depreciation and Amortization      87,714       85,930     2.1
  Other, Net                        385,694      381,710     1.0
                                  ---------    ---------
    Total Operating Expenses      1,805,334    1,825,889    (1.1)
                                  ---------    ---------
Operating Income (Loss)             (41,996)    (139,988)  (70.0)

Other Income (Expense)
  Interest Income                     7,259        4,249    70.8
  Interest Expense                  (76,739)     (68,669)   11.8
  Interest Capitalized                4,165        3,767    10.6
  Other, Net                         10,428        3,986     --
                                  ---------    ---------
    Other Income (Expense), Net     (54,887)     (56,667)   (3.1)
                                  ---------    ---------
Income (Loss) Before Taxes          (96,883)    (196,655)  (50.7)
  Income Tax Provision (Credit)           -            -     --
                                  ---------    ---------
Net Income (Loss)                   (96,883)    (196,655)  (50.7)
  Preferred Dividend Requirement    (20,583)     (19,220)    7.1
                                  ---------    ---------
Net Income (Loss) Applicable to
  Common Stockholders            $ (117,466)  $ (215,875)  (45.6)
                                  =========    =========
Income (Loss) Per Common Share   $    (1.91)  $    (3.64)  (47.5)

Shares Used For Computation (000)    61,627       59,274

Note: Certain 1994 amounts have been reclassified to conform with 1995 classifications.

                                                    PRESS RELEASE

                           USAir, Inc.
         (A Wholly-Owned Subsidiary of USAir Group, Inc.)
              Consolidated Statements of Operations

                           (unaudited)
                     (dollars in thousands)

                                Three Months Ended March 31,
                              ---------------------------------
                                                           %
                                 1995      1994(Note 1)  Change
                                 ----      -----------   ------
Operating Revenues
  Passenger Transportation    $1,486,590    $1,427,676     4.1
  Cargo and Freight               40,071        41,230    (2.8)
  Other                          137,829       120,331    14.5
                               ---------     ---------
    Total Operating Revenues   1,664,490     1,589,237     4.7

Operating Expenses
  Personnel Costs                693,564       688,202     0.8
  Aviation Fuel                  155,637       155,474     0.1
  Commissions                    134,924       133,239     1.3
  Other Rent and Landing Fees    102,004       108,848    (6.3)
  Aircraft Rent                  100,831       102,898    (2.0)
  Aircraft Maintenance            74,927        89,029   (15.8)
  Depreciation and Amortization   83,659        79,841     4.8
  Other Expenses, Net            369,248       366,928     0.6
                               ---------     ---------
    Total Operating Expenses   1,714,794     1,724,459    (0.6)
                               ---------     ---------
Operating Income (Loss)          (50,304)     (135,222)  (62.8)

Other Income (Expense)
  Interest Income                  7,154        4,402     62.5
  Interest Expense               (73,105)     (68,131)     7.3
  Interest Capitalized             4,165        3,767     10.6
  Other, Net                      10,266        5,132      --
                               ---------    ---------
    Other Income (Expense),
      Net                        (51,520)     (54,830)    (6.0)
                               ---------    ---------
Income (Loss) Before Taxes      (101,824)    (190,052)   (46.4)
  Income Tax Provision
    (Credit)                           -            -      --
                               ---------    ---------
Net Income (Loss)             $ (101,824)  $ (190,052)   (46.4)
                               =========    =========


                      (continued on next page)


       Airline Operating and Financial Statistics (Note 2)


Revenue Passengers
  (Thousands) *                  13,767       13,028     5.7
Total Revenue Passenger Miles
  (Millions)                      9,191        8,511     8.0
Revenue Passenger Miles
  (Millions) *                    9,079        8,390     8.2
Total Available Seat Miles
  (Millions)                     15,334       14,347     6.9
Available Seat Miles
  (Millions) *                   15,206       14,214     7.0
Passenger Load Factor *            59.7 %       59.0 %   0.7 pts.
Breakeven Load Factor (Net)
  (Note 3)                         64.0 %       66.7 %  (2.7)pts.
Yield *                           16.37 c      17.02 c  (3.8)
Passenger Revenue per Available
  Seat Mile *                      9.78 c      10.04 c  (2.6)
Revenue per Available Seat
  Mile (Note 3)                   10.75 c      10.98 c  (2.1)
Cost per Available Seat Mile
  (Note 3)                        11.08 c      11.92 c  (7.0)
Average Passenger Journey
  (Miles) *                         659          644     2.3
Average Stage Length (Miles) *      548          534     2.6
Revenue Aircraft Miles
  (Millions) *                      118          110     7.3
Cost of Fuel Per Gallon           52.06 c      54.51 c  (4.5)
Gallons of Fuel Consumed
  (Millions)                        299          285     4.9


*  = denotes scheduled service only.
c  = cents

Note 1. Certain 1994 amounts have been reclassified to conform with 1995 classifications.
Note 2. All operating statistics exclude flights operated by USAir under a wet lease arrangement with British Airways ("wet lease".)
Note 3.    Financial statistics exclude the revenue and expense
(which amounts net to zero) generated under the wet lease arrange-ment. Wet lease amounts of $15.7 million and $14.1 million have been excluded from the first quarter results for 1995 and 1994, respectively, from both Other Revenue and Other Expenses for purposes of financial statistics calculations.